Exhibit 10.1
CONSENT, WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT
THIS CONSENT, WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of December 31, 2009, is executed by and among LAWSON PRODUCTS, INC., a Delaware corporation (“Lawson”), which has its chief executive office located at 1666 E. Touhy Avenue, Des Plaines, Illinois 60018, various subsidiaries of Lawson listed on the signature pages hereto (Lawson and the subsidiaries are referred to collectively herein as the “Borrower” or the “Borrowers”), THE PRIVATEBANK AND TRUST COMPANY both as a lender and as agent (in such capacity, the “Agent”), for itself and all other lenders from time to time a party hereto (“Lenders”), located at 120 South LaSalle Street, Chicago, Illinois 60603-3400, and all other Lenders.
WHEREAS, the Agent, Lawson and certain subsidiaries of Lawson (together with Lawson, collectively, the “Existing Borrowers”), entered into a Credit Agreement, dated as of August 21, 2009, among the Existing Borrowers, the Agent and the Lenders, and on December 2, 2009, Lawson Products, Inc., an Illinois corporation and newly-formed wholly-owned subsidiary of Lawson (“Lawson IL”), became a party to such agreement as a Borrower (herein, as the same may be amended, modified or supplemented from time to time, the “Credit Agreement”);
WHEREAS, the Borrowers have informed the Agent that they intend to consummate an internal reorganization pursuant to which several of the Borrowers will be merged into Lawson IL and assets of certain of the Borrowers will be transferred among the Borrowers, as more fully described on Annex A hereto (referred to herein as the “Reorganization”); and
WHEREAS, the Borrowers, the Lenders and the Agent wish to enter into this Amendment to (i) confirm each Lender’s and the Agent’s consent to the Reorganization, (ii) to waive any and all Events of Default arising or occurring under the Credit Agreement or any other Loan Document solely in connection with the transactions described on Annex A hereto and (iii) amend the Credit Agreement to account for the Reorganization.
NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained in this Amendment, the parties hereto hereby agree as follows:
1. Incorporation of the Agreement. All capitalized terms which are not defined hereunder shall have the same meanings as set forth in the Credit Agreement, and the Credit Agreement, to the extent not inconsistent with this Amendment, is incorporated herein by this reference as though the same were set forth in its entirety. To the extent any terms and provisions of the Credit Agreement are inconsistent with the amendments set forth in Paragraph 2 below, such terms and provisions shall be deemed superseded hereby. Except as specifically set forth herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect and the provisions thereof shall be binding on the parties hereto.
2. Amendments to the Credit Agreement. The parties hereto hereby amend the Credit Agreement, effective as of January 1, 2010, after giving effect to the Reorganization, as follows: Schedule 1, Schedule 7.1 and Schedule 7.15 are hereby replaced with Schedule 1, Schedule 7.1 and Schedule 7.15 attached hereto.

3. Representations and Warranties.
(a)
The representations and warranties set forth in Section 7 of the Credit Agreement shall be deemed remade and affirmed by the Borrowers in all material respects, (i) as of the date hereof and (ii) as of January 1, 2010, after giving effect to the Reorganization; provided that representations and warranties referencing a particular date other than a general date of execution shall be true and correct as of such date; provided, further, that any and all references to the Credit Agreement in such representations and warranties shall be deemed to include this Amendment.

(b)	The Borrower represents and warrants that no Event of Default has occurred and is continuing.
4. Consent; Waiver. Notwithstanding any terms or provisions of the Credit Agreement to the contrary, this Amendment serves as evidence of the Agent’s and each Lender’s (i) consent to the Reorganization and each of the transactions described on Annex A or necessary to consummate the Reorganization and (ii) waiver of any and all Events of Default arising or occurring under the Credit Agreement or any other Loan Document on or prior to January 1, 2010, solely as a result of the Reorganization and the transactions described on Annex A. The consent and waiver provided herein shall be limited to the matter set forth herein. Except as otherwise provided herein, all provisions, terms and conditions of the Credit Agreement remain in full force and effect after giving effect to the Reorganization.
5. Fees and Expenses. The Borrowers shall pay or reimburse the Agent for all reasonable costs and expenses, including, without limitation, legal expenses and reasonable attorneys’ fees (whether for internal or outside counsel) incurred by the Agent, or for which the Agent becomes obligated, in connection with the negotiation, preparation, and closing of this Amendment, together with all reasonable attorneys’ fees and expenses of the Agent’s counsel, search fees and taxes payable in connection with this Amendment.
6. Delivery of Documents/Information. This Amendment shall be effective upon receipt by Agent of the last of the following: (i) a fully executed copy of this Amendment, (ii) each of the documents and certificates set forth on Annex B hereto (fully executed to the extent required) and (iii) an opinion of counsel to the Borrowers in form and substance satisfactory to Agent.

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7. Continuing Effect. Except as otherwise specifically set out herein, the provisions of the Credit Agreement and each of the Loan Documents shall remain in full force and effect. The Borrowers have heretofore executed and delivered to the Agent certain Loan Documents and the Borrowers hereby acknowledge and agree that, notwithstanding the execution and delivery of this Amendment and the Reorganization, the Loan Documents remain in full force and effect after giving effect to the Reorganization and the amendments set forth in this Amendment and the rights and remedies of the Agent and the Lenders thereunder, the obligations of each Borrower thereunder and the liens and security interests created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby or by the Reorganization. Nothing herein contained shall affect or impair the priority of the liens and security interests created and provided for in the Loan Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment and the Reorganization and which remains secured thereby after giving effect to this Amendment and the Reorganization. Any and all references to the Credit Agreement in each of the Loan Documents shall be deemed to refer to and include this Amendment.
8. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile or electronic mail shall also deliver a manually executed counterpart of this Amendment, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, or binding effect of this Amendment.
9. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (as opposed to the conflict of law provisions) of the State of Illinois.
[SIGNATURE PAGES FOLLOW]

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(Signature Page to Consent, Waiver and First Amendment to Credit Agreement)
IN WITNESS WHEREOF, the Borrowers, the Agent and each Lender have executed this Credit Agreement as of the date first above written.

BORROWERS:

LAWSON PRODUCTS, INC., a Delaware corporation			LAWSON PRODUCTS, INC., a Nevada corporation

By:	/s/ Thomas Neri		By:	/s/ Thomas Neri

	Name:	Thomas Neri		Name:	Thomas Neri
	Its:	Chief Executive Officer and President		Its:	President

LAWSON PRODUCTS, INC., a Texas corporation			LAWSON PRODUCTS, Inc., an Illinois corporation

By:	/s/ Thomas Neri		By:	/s/ Thomas Neri

	Name:	Thomas Neri		Name:	Thomas Neri
	Its:	President		Its:	President and Chief Executive Officer

LAWSON PRODUCTS, INC., a Georgia corporation			LAWSON PRODUCTS, L.L.C., a New Jersey limited liability company

By:	/s/ Thomas Neri		By:	/s/ Thomas Neri

	Name:	Thomas Neri		Name:	Thomas Neri
	Its:	President		Its:	President

DRUMMOND AMERICAN LLC, an Illinois limited liability company			CRONATRON WELDING SYSTEMS LLC, a North Carolina limited liability company

By:	/s/ Thomas Neri		By:	/s/ Thomas Neri

	Name:	Thomas Neri		Name:	Thomas Neri
	Its:	President		Its:	President

RUTLAND TOOL & SUPPLY CO., a Nevada corporation			AUTOMATIC SCREW MACHINE PRODUCTS COMPANY, INC., an Alabama corporation

By:	/s/ Thomas Neri		By:	/s/ Thomas Neri

	Name:	Thomas Neri		Name:	Thomas Neri
	Its:	Chief Executive Officer		Its:	Chief Executive Officer

(Signature Page to Consent, Waiver and First Amendment to Credit Agreement)

LP SERVICE CO., an Illinois corporation			ASSEMBLY COMPONENT SYSTEMS, INC., an Illinois corporation

By:	/s/ Thomas Neri		By:	/s/ Thomas Neri

	Name:	Thomas Neri		Name:	Thomas Neri
	Its:	President		Its:	Chief Executive Officer

C.B. LYNN COMPANY, an Illinois corporation			LPI HOLDINGS, INC., an Illinois corporation

By:	/s/ Thomas Neri		By:	/s/ Thomas Neri

	Name:	Thomas Neri		Name:	Thomas Neri
	Its:	President		Its:	President

(Signature Page to Consent, Waiver and First Amendment to Credit Agreement)

AGENT:

THE PRIVATEBANK AND TRUST COMPANY

By:	/s/ Andrew D. King
	Name:	Andrew D. King
	Its:	Associate Managing Director

LENDER:

THE PRIVATEBANK AND TRUST COMPANY

By:	/s/ Andrew D. King

	Name:	Andrew D. King
	Its:	Associate Managing Director

ANNEX A
REORGANIZATION
•	Formation of Lawson Products, Inc., an Illinois corporation (“Lawson IL”).
•
Contribution by Lawson Products, Inc., a Delaware corporation (“Lawson DE”) of the stock of Lawson Maquiladora, S. de R.L. de C.V. (“Lawson Maquiladora”) owned by it to Assembly Component Systems, Inc., an Illinois corporation (“ACS”) in exchange for stock of ACS.

•	Transfer by Lawson Products de Mexico, S. de R.L. de C.V. (“Lawson Mexico”) of the stock of Lawson Maquiladora owned by it to Lawson DE.
•
Contribution by LPI Holdings, Inc., an Illinois corporation (“LPI”) and Lawson Products, Inc., a Nevada corporation (“Lawson NV”) of the stock of Lawson Mexico owned by it to ACS in exchange for stock of ACS.

•	Distribution by Lawson NV and LPI of the stock of ACS received in the above transactions to Lawson DE.
•	Merger of Lawson Products, Inc., a Georgia corporation (“Lawson GA”), with and into Lawson IL.
•	Merger of Lawson Products, Inc. (“Lawson TX”), a Texas corporation, with and into Lawson IL.
•	Merger of Lawson Products, L.L.C., a New Jersey limited liability company (“Lawson NJ”), with and into Lawson IL.
•	Merger of Lawson NV with and into Lawson IL.
•	Merger of LPI with and into Lawson IL.
•	Merger of LP Service Co., an Illinois corporation (“LP Service”), with and into Lawson IL.
•	Merger of C.B. Lynn Company, an Illinois corporation (“C.B. Lynn”), with and into Lawson IL.
•	Contribution by Lawson DE to Lawson IL of substantially all of the assets and liabilities related to the IL operations of Lawson DE.
•
Assignment by Lawson DE of the membership interests in Cronatron Welding Systems, LLC, a North Carolina limited liability company (“Cronatron”) and Drummond American LLC, an Illinois limited liability company (“Drummond”) owned by it to Lawson IL.

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ANNEX B
CLOSING DOCUMENTS
1.	Secretary’s certificate executed by Lawson Products DE with a copy of the resolutions of the board of directors of Lawson DE approving the Reorganization.
2.
With respect to the contribution by Lawson DE of the stock of Lawson Maquiladora owned by it to ACS in exchange for stock of ACS, a secretary’s certificate executed by Lawson DE and ACS with a copy of (i) the Assignment Agreement by and between Lawson DE and ACS, (ii) the resolutions of the board of directors of Lawson DE authorizing the contribution and (iii) the written consent of the board of directors of ACS authorizing the issuance of ACS stock.

3.
With respect to the transfer by Lawson Mexico of the stock of Lawson Maquiladora owned by it to Lawson DE, a secretary’s certificate executed by Lawson DE and Lawson Mexico with a certified copy of (i) the Assignment Agreement by and between Lawson Mexico and Lawson DE and (ii) the resolutions of the board of managers of Lawson Mexico authorizing the assignment.

4.	With respect to the contribution by LPI and Lawson NV of the stock of Lawson Mexico owned by it to ACS in exchange for stock of ACS:
(a)
A secretary’s certificate executed by Lawson NV and ACS with a copy of (i) the Assignment Agreement by and between Lawson NV and ACS, (ii) the written consent of the board of directors of Lawson NV approving the contribution and (iii) the written consent of the board of directors of ACS authorizing the issuance of ACS stock; and

(b)
A secretary’s certificate executed by LPI and ACS with a copy of (i) the Assignment Agreement by and between LPI and ACS, (ii) the written consent of the board of directors of LPI approving the contribution and (iii) the written consent of the board of directors of ACS authorizing the issuance of ACS stock.

5.	With respect to the distribution by Lawson NV and LPI of the stock of ACS received in the above transactions to Lawson DE:
(a)
A secretary’s certificate executed by Lawson DE and Lawson NV with a copy of (i) the Assignment Separate from Certificate executed by Lawson NV, and (ii) the written consent of the board of directors of Lawson NV approving the distribution; and

(b)
A secretary’s certificate executed by Lawson DE and LPI with a copy of (i) the Assignment Separate from Certificate executed by LPI, and (ii) the written consent of the board of directors of LPI approving the distribution.

6.	With respect to the merger of Lawson GA with and into Lawson IL, a secretary’s certificate executed by Lawson DE, Lawson IL and Lawson GA with a copy of:
(a)	The Articles of Merger filed with the Secretary of State of the State of Georgia;
(b)	The Articles of Merger filed with the Secretary of State of the State of Illinois;
(c)	The resolutions of the board of directors of Lawson DE approving the merger;
(d)	The written consent of the board of directors of Lawson IL approving the merger;
(e)	The written consent of the sole shareholder of Lawson IL approving the merger;
(f)	The written consent of the board of directors of Lawson GA approving the merger; and
(g)	The written consent of the sole shareholder of Lawson GA approving the merger.
7.	With respect to the merger of Lawson TX with and into Lawson IL, a secretary’s certificate executed by Lawson DE, Lawson IL and Lawson TX with a copy of:
(a)	Certificate of Merger filed with the Secretary of State of the State of Texas;
(b)	The Articles of Merger filed with the Secretary of State of the State of Illinois;
(c)	The resolutions of the board of directors of Lawson DE approving the merger;
(d)	The written consent of the board of directors of Lawson IL approving the merger;
(e)	The written consent of the sole shareholder of Lawson IL approving the merger;
(f)	The written consent of the sole shareholder of Lawson TX approving the merger; and
(g)	The written consent of the board of directors of Lawson TX approving the merger.

8.	With respect to the merger of Lawson NJ with and into Lawson IL, a secretary’s certificate executed by Lawson DE, Lawson IL and Lawson NJ with a copy of:
(a)	The Certificate of Merger/Consolidation filed with the Secretary Department of Treasury, Division of Revenue of the State of New Jersey;
(b)	The Articles of Merger filed with the Secretary of State of the State of Illinois;
(c)	The resolutions of the board of directors of Lawson DE approving the merger;
(d)	The written consent of the board of directors of Lawson IL approving the merger;
(e)	The written consent of the sole shareholder of Lawson IL approving the merger;
(f)	The written consent of the managing member of Lawson NJ approving the merger; and
(g)	The written consent of the sole member of Lawson NJ approving the merger.
9.	With respect to the merger of Lawson NV with and into Lawson IL, a secretary’s certificate executed by Lawson DE, Lawson IL and Lawson NV with a copy of:
(a)	The Articles of Merger filed with the Secretary of State of the State of Nevada;
(b)	The Articles of Merger filed with the Secretary of State of the State of Illinois;
(c)	The resolutions of the board of directors of Lawson DE approving the merger;
(d)	The written consent of the board of directors of Lawson IL approving the merger;
(e)	The written consent of the sole shareholder of Lawson IL approving the merger;
(f)	The written consent of the board of directors of Lawson NV approving the merger; and
(g)	The written consent of the sole stockholder of Lawson NV approving the merger.

10.	With respect to the merger of LPI with and into Lawson IL, a secretary’s certificate executed by Lawson DE, Lawson IL and LPI with a copy of:
(a)	The Articles of Merger filed with the Secretary of State of the State of Illinois;
(b)	The resolutions of the board of directors of Lawson DE approving the merger;
(c)	The written consent of the board of directors of Lawson IL approving the merger;
(d)	The written consent of the sole shareholder of Lawson IL approving the merger;
(e)	The written consent of the board of directors of LPI approving the merger; and
(f)	The written consent of the sole shareholder of LPI approving the merger.
11.	With respect to the merger of LP Service with and into Lawson IL, a secretary’s certificate executed by Lawson DE, Lawson IL and LP Service with a copy of:
(a)	The Articles of Merger filed with the Secretary of State of the State of Illinois;
(b)	The resolutions of the board of directors of Lawson DE approving the merger;
(c)	The written consent of the board of directors of Lawson IL approving the merger;
(d)	The written consent of the sole shareholder of Lawson IL approving the merger;
(e)	The written consent of the board of directors of LP Service approving the merger; and
(f)	The written consent of the sole shareholder of LP Service approving the merger.

12.	With respect to the merger of C.B. Lynn with and into Lawson IL, a secretary’s certificate executed by Lawson DE, Lawson IL and C.B. Lynn with a copy of:
(a)	The Articles of Merger filed with the Secretary of State of the State of Illinois;

(b)	The resolutions of the board of directors of Lawson DE approving the merger;
(c)	The written consent of the board of directors of Lawson IL approving the merger;
(d)	The written consent of the sole shareholder of Lawson IL approving the merger;
(e)	The written consent of the board of directors of C.B. Lynn approving the merger; and
(f)	The written consent of the sole shareholder of C.B. Lynn approving the merger.
13.
With respect to the contribution by Lawson DE to Lawson IL of substantially all of the assets and liabilities related to the IL operations of Lawson DE, a secretary’s certificate executed by Lawson DE and Lawson IL with a copy of: (i) the Asset Transfer Agreement, by and between Lawson DE and Lawson IL, (ii) the resolutions of the board of directors of Lawson DE authorizing the transaction; and (iii) the written consent of the board of directors of Lawson IL approving the transactions.

14.
With respect to the contribution by Lawson DE of the membership interests in Cronatron and Drummond owned by it to Lawson IL, a secretary’s certificate executed by Lawson DE and Lawson IL with a copy of (i) the Assignment of Membership Interest executed by Lawson DE, and (ii) the resolutions of the board of directors of Lawson DE authorizing the assignments.

SCHEDULE 1
BORROWERS

Borrower	State of Formation and I.D. Number

Lawson Products, Inc.	Delaware corporation, No. 0935754

Lawson Products, Inc.	Illinois corporation, No. 6670-627-3

Cronatron Welding Systems LLC	North Carolina limited liability company, No. 0266313

Drummond American LLC	Illinois limited liability company, No. 02639645

Automatic Screw Machine Products Company, Inc.	Alabama corporation, No. 179-142

Rutland Tool & Supply Co.	Nevada corporation, No. E0613832005-9

Assembly Component Systems, Inc.	Illinois corporation, No. 58779571

SCHEDULE 7.1
OTHER NAMES
Other Names Used Over the Last Five Years:

Name of Borrower	Trade Names

Lawson Products, Inc. (DE)	Supplemental Supply Company, Spectrum Industrial Solutions, Kent Automotive, Certanium, J.I. Holcomb Chemical, Rotanium Products, CT Engineering, Premier Fastener, Premier Industrial.

Lawson Products, Inc. (IL)	Each of the following entities merged with and into Lawson Products, Inc. (IL), and as such, Lawson Products, Inc. (IL) may be deemed to have been known by the name of such entities or the names used by such entities over the last five years (as noted below):

• Lawson Products, Inc. (GA)* • Lawson Products, Inc. (TX)* • Lawson Products, L.L.C. (NJ)* • Lawson Products, Inc. (NV)* • LPI Holdings, Inc. • LP Service Corp. • C.B. Lynn Company

Each of the entities with an “*” had the following trade names over the last five years: Kent Automotive, Rotanium Products, CT Engineering, Premier Fastener and Premier Industrial.

Cronatron Welding Systems LLC	Convenience Supply Company and Certanium.

Drummond American LLC	Total Resource Supply Company and J I Holcomb.

Automatic Screw Machine Products Company, Inc.	None.

Rutland Tool & Supply Co.	Rutland Tool & Supply Co., a California corporation, RTS Acquisition Co., Inc. (this entity was used as an intermediary in the acquisition of Rutland — Rutland never operated under this name).

Assembly Component Systems, Inc.	None.

SCHEDULE 7.15
SCHEDULE OF PRINCIPAL PLACES OF BUSINESS AND ORGANIZATIONAL
CHART

Borrower	Principal Place of Business

Lawson Products, Inc., a Delaware corporation	1666 E. Touhy Ave. Des Plaines, IL 60018

Lawson Products, Inc., an Illinois corporation	1666 E. Touhy Ave. Des Plaines, IL 60018

Cronatron Welding Systems LLC, a North Carolina limited liability company	1666 E. Touhy Ave. Des Plaines, IL 60018

Drummond American LLC, an Illinois limited liability company	1666 E. Touhy Ave. Des Plaines, IL 60018

Automatic Screw Machine Products Company, Inc., an Alabama corporation	709 Second Avenue SE Decatur, AL 35601

Rutland Tool & Supply Co., a Nevada corporation	2225 Workman Mill Rd. Whittier, CA 90601

Assembly Component Systems, Inc., an Illinois corporation	15850 West 108th St. Lenexa, KS 66219

Organizational Structure Lawson Products, Inc. (DE) Lawson Products, Inc. (IL) Rutland Tool & Supply, Inc. (NV) Assembly
Component Systems, Inc. (IL) Lawson Products Inc. (Ontario) 100% 100% 0.01% 99.99 68.73% 31.27% Cronatron Welding Systems, LLC (NC) Drummond American LLC (IL) % Lawson Maquiladora, S. de R.L. de C.V. Automatic Screw Machine Products Company, Inc. (AL) Lawson Products de Mexico, S. de R.L. de C.V. 1818341.3